EARNINGS PER SHARE ('EPS") (Tables)	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Schedule of Earnings per Share
	Year ended December 31,
	2024	2023	2022
Numerator for EPS:
Net Income (loss)	$11,167	$4,672	$(1,562)
Denominator for EPS:
Weighted average shares outstanding – basic	10,363,978	8,961,689	8,911,546
Dilutive shares	851,849	122,333	-
Weighted average shares outstanding – diluted	11,215,827	9,084,022	8,911,546
EPS:
Basic	$1.08	$0.52	$(0.175)
Diluted	$1.00	$0.51	$(0.175)